UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2005

The Tube Media Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

005-79752	84-1557072
(Commission File Number)	(IRS Employer Identification No.)

1451 West Cypress Creek Road, Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

(954) 714-8100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management’s intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2005, The Tube Media Corp. (the "Company") entered into an amendment (the "Amendment") to the employment agreement, dated November 1, 2004 (the "Employment Agreement"), by and between the Company and John W. Poling ("Poling"), pursuant to which Poling serves as the chief financial officer of the Company. The Amendment provides that the Company shall pay Poling an annual salary of $160,000 per year, effective January 1, 2006, or such other amount as the Company may determine from time to time. In addition, Poling agreed to forego and waive any and all salary deferred pursuant to the Agreement, which aggregated approximately $80,000. All other terms and conditions of the Agreement remain unchanged.

The foregoing brief summary of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	Amendment to Employment Agreement, dated December 29, 2005, by and between The Tube Media Corp. and John W. Poling.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TUBE MEDIA CORP.

Dated: April 3, 2006	By:	/s/ John W. Poling

Name: John W. Poling Title: Chief Financial Officer